Supplement Dated December 18, 2018
To The Prospectus Dated April 30, 2018, as amended

JNL Variable Fund LLC
(the "VF LLC")

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital S&P® SMid 60 Fund

On December 10-12, 2018, the Board of Managers (the "Board") of the VF LLC approved the proposed reorganization of the JNL/Mellon Capital S&P® SMid 60 Fund (the "SMid 60 Fund" or the "Acquired Fund"), a series of the VF LLC, into the JNL/RAFI® Fundamental U.S. Small Cap Fund (the "U.S. Small Cap Fund" or the "Acquiring Fund"), a series of the JNL Series Trust, (the "Reorganization").

The Reorganization is subject to approval by the members of the SMid 60 Fund at a members' meeting expected to be held on March 15, 2019.  If approved, it is expected that the Reorganization will be effective April 29, 2019 (the "Closing Date").  No assurance can be given that the Reorganization will be approved.

The U.S. Small Cap Fund is a "shell" series of JNL Series Trust that is being created for the purpose of acquiring the assets and assuming the liabilities of the SMid 60 Fund. Under the terms of the proposed Plan of Reorganization, the SMid 60 Fund's assets and liabilities will be transferred to the U.S. Small Cap Fund in return for shares of the U.S. Small Cap Fund having an aggregate net asset value equal to the SMid 60 Fund's net assets as of the valuation date. These U.S. Small Cap Fund shares will be distributed pro rata to members of the SMid 60 Fund in exchange for their fund shares. Current SMid 60 Fund members will thus become shareholders of the U.S. Small Cap Fund and receive shares of U.S. Small Cap Fund with a total net asset value equal to that of their shares of the SMid 60 Fund at the time of the Reorganization.  Members will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the SMid 60 Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code.  It is expected that the Reorganization will qualify as a tax-free reorganization, in which event no gain or loss will be recognized by the SMid 60 Fund or its members. The SMid 60 Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The SMid 60 Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to the SMid 60 Fund members.

The investment objective and investment strategies of the SMid 60 Fund and the U.S. Small Cap Fund are different. The Funds have some overlap in their risk profiles but have different fundamental policies.  A full description of the U.S. Small Cap Fund and the terms of the Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the SMid 60 Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the U.S. Small Cap Fund, nor is it a solicitation of any proxy.  For more information regarding the U.S. Small Cap Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and has become effective) that contains important information about fees, expenses, and risk considerations, please contact us at prospectusrequest@jackson.com.  The combined proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the combined proxy statement/prospectus carefully before making any investment decisions.

Proposed Reorganization of JNL/Mellon Capital JNL 5 Fund

On December 10-12, 2018, the Board of Managers (the "Board") of the VF LLC approved the proposed reorganization of the JNL/Mellon Capital JNL 5 Fund (the "JNL 5 Fund" or the "Acquired Fund"), a series of the VF LLC, into the JNL/RAFI® Multi-Factor U.S. Equity Fund (the "U.S. Equity Fund" or the "Acquiring Fund"), a series of the JNL Series Trust, (the "Reorganization").

The Reorganization is subject to approval by the members of the JNL 5 Fund at a members' meeting expected to be held on March 15, 2019.  If approved, it is expected that the Reorganization will be effective April 29, 2019 (the "Closing Date").  No assurance can be given that the Reorganization will be approved.

The U.S. Equity Fund is a "shell" series of JNL Series Trust that is being created for the purpose of acquiring the assets and assuming the liabilities of the JNL 5 Fund. Under the terms of the proposed Plan of Reorganization, the JNL 5 Fund's assets and liabilities will be transferred to the U.S. Equity Fund in return for shares of the U.S. Equity Fund having an aggregate net asset value equal to the JNL 5 Fund's net assets as of the valuation date. These U.S. Equity Fund shares will be distributed pro rata to members of the JNL 5 Fund in exchange for their fund shares. Current JNL 5 Fund members will thus become shareholders of the U.S. Equity Fund and receive shares of U.S. Equity Fund with a total net asset value equal to that of their shares of the JNL 5 Fund at the time of the Reorganization.  Members will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the JNL 5 Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code.  It is expected that the Reorganization will qualify as a tax-free reorganization, in which event no gain or loss will be recognized by the JNL 5 Fund or its members. The JNL 5 Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The JNL 5 Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to the JNL 5 Fund members.

The investment objective and investment strategies of the JNL 5 Fund and the U.S. Equity Fund are different. The Funds have some overlap in their risk profiles and have different fundamental policies.   A full description of the U.S. Equity Fund and the terms of the Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the JNL 5 Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the U.S. Equity Fund, nor is it a solicitation of any proxy.  For more information regarding the U.S. Equity Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and has become effective) that contains important information about fees, expenses, and risk considerations, please contact us at prospectusrequest@jackson.com.  The combined proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the combined proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated December 18, 2018.